TAXES (Tables)	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
SCHEDULE OF EFFECTIVE INCOME TAX RATE RECONCILIATION

	For the Year Ended December 31,
	2025	2024
Income (loss) before income taxes from operations in the PRC	$(89,931)	$454,590
Statutory income tax rate	25%	25%
Income tax expense at statutory rate	(22,483)	113,648
Tax effect of net operating loss carryforward	-	(113,648)
Valuation allowance of deferred tax assets	22,483	-
Income tax expense	$-	$-